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                                                                    EXHIBIT 99.1

                          HEALTHCARE ACQUISITION CORP.
                           200 EAST BROWARD BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33301

             SHAREHOLDER'S PROXY SPECIAL MEETING -- MARCH 25, 1997



    The undersigned, having received the Notice of Special Meeting and Joint
Proxy Statement/Prospectus dated February   , 1997, hereby appoints Jay M. Haft
and John H. Abeles, and each of them, proxies with power of substitution to vote for the undersigned at the special meeting of shareholders of Healthcare Acquisition Corp. on March 25, 1997, and at any adjournments thereof, as follows:


The Board of Directors recommends a vote FOR Items 1, 2 and 3.
If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.

(1) Approval of Agreement and Plan of Merger among Healthcare Acquisition Corp., Healthcare Acquisition, Inc. and Encore Orthopedics, Inc.

        FOR  [ ]              AGAINST  [ ]             ABSTAIN  [ ]

(2) Amendments to Certificate of Incorporation

        FOR  [ ]              AGAINST  [ ]             ABSTAIN  [ ]

(3) Adoption of Encore Medical Corporation 1996 Incentive Stock Option Plan

        FOR  [ ]              AGAINST  [ ]             ABSTAIN  [ ]

In the absence of an expressed direction, Mr. Haft or Dr. Abeles will vote in favor of the listed proposal.

                        (to be signed on the other side)

                         (Continued from reverse side)

    PROXY NO. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                                                  Please sign exactly as names
                                                  appear on this Proxy. Joint
                                                  owners should each sign.
                                                  Trustees, executors, etc.
                                                  should indicate capacity in
                                                  which they are signing.

                                                  Dated:                  , 1997
                                                         -----------------

                                                  Signature:
                                                       -------------------------

                                                  Signature:
                                                       -------------------------

  PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.